검 사 장 비 공 급 및 용 역 계 약 서

공급받는자(갑) : ㈜한국화물운송 (KTEX)

공급자(을) : 라드텍 주식회사

제 1 조 (목 적)
"을"이 "갑"에게 엑스레이 검사 장비의 공급과 방사선 측정 토탈 솔루션 (이하 "서비스"라 칭함)을 제공함에 있다.

제 2 조 (용어의 정의)
1. 서비스라 함은 "별첨 첨부"상에 명시된 장비및 서비스를 말한다.
2. 공급이라 함은 장비가 "갑"의 지정장소에 유치되는 상태를 말한다.
3. 검수는 "을"이 설치완료 통보후 "갑"이 정상가동 여,부를 확인하는 절차를 말한다.
4. 본 계약서에 정의되지 않은 용어는 일반 상관례에 따른다.

제 3 조 (계약장비 명세 및 가격)
"을"이 "갑"에게 공급할 서비스의 명세 및 가격은 별첨 (견적서)과 같다.

제 4 조 (장비의 제공과 지체상금)
1. "갑"은 장비를 설치할 수 있도록 계약과 동시에 제반 부대시설을 준비하고, "을"은 "갑"에 의하여 준비된 장소로 장비를 제공한다.
2. "을"은 별첨에 명시된 장비를 본 계약 체결후 6개월 이내에 "갑"이 지정하는 장소에 제공하여야 한다.
3. 약정 제공기일내에 장비 제공이 지연될 사유를 발생시킨 당사자는 상대방에 대하여 제공의 연장을 통보하여야 하며 "갑"의 승인에 의하여 제공기일의 시효가 연장된다.
4. "갑"은 다음 각 호의 사유에 의하여 "을"이 장비 제공을 지연하였다고 인정할 때에는 해당 일수 만큼의 지체상금을 면제한다.
가. 천재지변, 노사분규, 수송기관의 책임, 기타 불가항력적인 사유에 의한 경우.
나. "갑"의 귀책사유이거나 "을"의 귀책사유가 아니라고 "갑"이 인정하는 경우
다. 기타 "갑" "을"상호 협의하여 "갑"이 인정하는 경우
5. "을"은 제3항과 제4항의 경우를 제외하고 제공기일이 지연될 경우 지연 1일당 해당 장비 공급가격의 1.5/1000을 지체상금으로 "갑"에게 지급한다.
단, 지체상금의 범위는 공급가격를 초과하지 못한다.

제 5 조 (장비의 검수)
1. "을"은 별첨에 명시된 장비를 제공요구일 이내에 지정하는 장소에 설치후 그 사실을 "갑"에게 통지하고 필요한 검수를 요청하여야 한다.
2. "갑"은 전 항의 통지를 받은 날로부터 14일 이내에 "을"의 입회하에 장비의 수량 및 성능이 제 3조의 장비명세 및 기 정의한 최소요구 조건을 충족하고 장비가 정상적으로 가동됨을 확인하여 검수확인,합격증을 발급하여야 한다.
3. 장비의 검수합격 기준은 "갑", "을"이 협의한 기준에 한다.

제 6 조 (대금지급)
1. "을은 장비납품 및 검수 완료 후 "갑"에게 장비대금을 청구하며, "갑"은 청구를 받은 날로부터 30일 이내에 그 대가를 지급하여야 한다.
2. 장비납품에 대한 대금 지급조건은 "갑"의 품질 검사가 완료된 시점에 현금 지급하며, 상기에서 언급한 서비스에 대한 대금 지불은 장비운영 전 "갑"의 요청에 따른 서비스 제공 후 1개월 이내에 그 대가를 지급하여야 한다.
3. 천재지변 등 불가항력의 사유로 인하여 대가를 지급할 수 없게 된 경우에는 당해 사유가 존속되는 기간과 당해 사유가 소멸된 날까지는 대가의 지급을 연장할 수 있다.

4. 기성부분 또는 기납부분에 대한 대가를 지급하는 경우에는 계약수량, 이행의 전망, 이행기간 등을 참작하여 1항의 규정에 따라 그 대가를 지급하여야 한다.

제 7 조 (소유권)

"을"이 "갑"에게 제 4조에 의하여 공급한 장비에 대하여 소유권은 "갑"에게 귀속되고 "을"은 "갑"에게 물품대금의 청구 채권을 취득하기로 한다.

제 8 조 (하자보수 정비기간)

1. "을"은 기기의 검수 완료일로부터 12개월간의 하자보수 정비사항을 무상지원한다.
2. 유상정비는 하자보수 정비기간 종결 1개월 전에 "을"의 통보에 의해 시행된다.

제 9 조 (계약의 해지,해제)

1. "갑" 또는 "을"이 다음 각항의 어느 하나라도 발생하였을 경우 상대방은 최고없이 본 계약을 해지, 해제할 수 있다.
   가. "갑" 또는 "을"이 발행한 어음,수표가 부도 또는 거래정지된 경우.
   나. "갑" 또는 "을"이 (가)압류, 가처분, 경매신청이 된 경우. 회사정리, 화의, 파산신청을 한 경우.
2. 본 계약이 해지,해제되는 경우 "갑"의 모든 기한의 이익은 상실하며 "갑"은 즉시 모든 채무를 현금으로 지급하여야 한다.
   이 경우 "을"은 언제든지 장비의 회수, 담보의 실행등 필요한 조치를 취할수 있으며 "갑"은 민,형사상의 이의를 제기하지 않는다.
3. 본 계약이 해지,해제되는 경우 "갑"이 장비대금의 지급을 위하여 발행했거나, 배서하여 "을"에게 입금시킨 선일자 어음,수표등의 발행일(지급일)이 도래하지 않았더라도 계약해지,해제일 로 부터 언제든지 지급제시할 수 있다.
5. "갑" 또는 "을"의 귀책사유로 본 계약이 해지,해제되고 그로 말미암은 손해가 상대방에게 발생될 경우 그 책임있는 상대방은 즉시 실 손해액을 배상하여야 한다.

제 10 조 (손해배상의 범위)

계약 제 4조, 제 13조 등 본건 계약 전부에 의하여 "을"이 "갑"에 부담하는 손해배상금 총액(지체상금 등이 포함된)의 범위는 계약금의 10% 범위를 초과하지 않기로 한다.

상기와 같이 약정하고 이를 증명하기 의하여 장비공급계약서 2통을 작성 날인하여 각각 1부씩 보관한다.

** 첨부 : 물품 공급 견적서

2 0 1 3 년 11 월 28 일

위 " 갑 " 서울시 영등포구 여의도동 국회대로 68길 11	위 " 을 " 대전광역시 유성구 장대동 341-2 태준빌딩 3F
한 국 화 물 운 송	라 드 텍 주 식 회 사
대 표 이 사 이 상	대 표 이 사 김 재

라드텍주식회사

대전광역시 유성구 장대동 341-2 태준빌딩 3층

견 적 서

견적일 : 2013년 11월 05일

견적번호 :Q131105-01

수신 : 한국화물운송 대표님 귀하	발신 : 양준영 과장 전 화 : 042-862-8778 FAX : 042-861-8779

아래와 같이 견적합니다.

견적총액 : 일금칠억칠천만원정 ₩770,000,000 (부가세포함)

납기 : 발주후 240일 대금결제 : 전량 검수 완료 후 현금 결제	물품인도장소 : 국내 귀사 지정장소 견적유효기간 : 30 일 보증기간 : 공장 출하 후 1년

No.	품 명	수량	단가	견적가격	비 고
	엑스레이 검사 및 방사선 측정 토탈 솔루션				
1	식품 이물질 검사장비 - FAX-620/HP	4	₩ 55,000,000	₩220,000,000	
2	수화물검색장비 - SIS-4040	4	₩ 70,000,000	₩280,000,000	
3	엑스레이 검사 관련 컨설팅 및 설계	1	₩ 200,000,000	₩200,000,000	
	소 계			₩700,000,000	
	부 가 세			₩70,000,000	
	최종공급가격			₩770,000,000	

세 부 내 역 서

공사명 : 엑스레이 검사 장비 공급 및 방사선 측정 토탈 솔루션

(단위:원)

CODE	공 종	규 격	단위	수량	재료비 단가	재료비 금액	노무비 단가	노무비 금액	비고
	1. Food Inspection System		1	식		220,000,000		-	
	2. Baggage Inspection System		1	식		280,000,000		-	
	3. 방사능 측정 엔지니어링 서비스		1	식				200,000,000	
	합 계					500,000,000		200,000,000	
1. Food Inspection System						220,000,000			
1	제품 납품	FAX-620/HP/S 엑스레이 식품 이물질 검사 장비	EA	4	55,000,000	220,000,000			
		X-ray 출력 : Max. 210W (중출력 Tube)							
		고감도 X-ray Detector 장착(0.4mm pitch)							
		누설 X-ray 선량 : 법정 기준치 1/10 이하							
		검사속도 : Max. 60m/min(고사양 회로)							
		컨베이어 폭/높이 : 420/250 mm							
		고정밀 이물검출 알고리즘 개발 및 장착							
		자동 설정 및 calibration 기능							
		USB 포트로 영상저장 가능							
		17" Touch Screen Monitor 장착							
		PC (쿼드코어 i5-2500, 4GB RAM, 500G HDD)							
		운영체제 : WindowXP							
2. Baggage Inspection System						280,000,000			
1	제품 납품	SIS-4040 엑스레이 수화물 검색 장비	EA	4	70,000,000	280,000,000			
		Resolution : 1.5mm both vertical and horizontal							
		Penetration : 1.18" (30mm)							
		Contrast Sensitivity : 65535 gray level							
		Image Display : Color, Organic, inorganic, B&W, Reverse Monochrome, Pseudo Color							
		Dose : 0.1mR (typical per inspection)							
		Tunnel Size : 40" (1,000mm) wide X 40" (1,000mm) high							
		Manual Save : Windows Format Images							
		Power Requirements : 110-120 VAC, 50-60 Hz, 15 Amps max 220-240 VAC, 50-60 Hz, 10 Amps max							
		Weight : Under 1200kg							
		Voltage : 160 kVp							
		Tube Current : 1 mA							
		Beam Direction : Upward Vertically							
		Sensor Type : PIN Photodiode							
		Shape : L-Shaped Array							
		Communication : USB or LAN							
3. 엑스레이 검사관련 컨설팅 설계								200,000,000	
		장비 운용에 따른 설계 및 컨설팅	EA	1			200,000,000	200,000,000	

Inspection Equipment Supply and Service Contract

Receiver("A"): Korea Transport Network Express (KTEX)
Supplier("B"): RadTek Co., Ltd (RadTek Inc.)

Art. 1 (Purpose)

"B" provides "A" with X-ray inspection equipment and total solutions for radiation detection (hereinafter, "service").

Art. 2 (Definition of a term)

1. "Service" refers to the equipment specified in "Attachment" and service.
2. "Supply" refers to the state that equipment is introduced to the place designated by "A".
3. "Inspection" refers to the procedure that "A" checks whether it operates normally after "B"'s notification of "installation completed."
4. The terms undefined in this contract are subject to the general commercial practices.

Art. 3 (Specification and price of contracted equipment)

The specification and price that "B" should provide to "A" is shown in attachment(Quotation).

Art. 4 (Supply of equipment and compensation of deferment)

1. "A" prepares for the place to install equipment and "B" provides equipment to the place that "A" prepared.
2. "B" should supply equipment to the place designated by "A" within six(6) months after conclusion of a contract.
3. The party who caused the reason why the delivery of equipment was delayed should notify the extension of delivery date to the opposing party and the effective date of delivery is extended by "A"'s approval.
4. "A" is exempted from the compensation of deferment in the following circumstances.
   1). In case of natural disaster, labor-management dispute, transport agency's responsibility, and other force majeure,
   2). If "A" acknowledges that it's not "A"'s or "B"'s fault,
   3). If "A" acknowledges after mutual agreement between "A" and "B",
5. "B" should pay the compensation of deferment{1.5/1000 of the contracted price per day in arrears} to "A" if delivery date is delayed except in items 3 and 4

   But, the scope of the compensation of deferment cannot exceed the supply price of the equipment.

Art. 5 (Inspection of equipment)

1. "B" installs the equipment at a designated place and then notifies it to "A" and asks for inspection if necessary.
2. "A" should inspect the equipment in the presence of "B" within 14 days after notice and receive a certificate of inspection.

3. The criteria that the equipment inspected can be passed is in accordance with the criteria agreed by "A" and "B".

Art. 6 (Payment of purchase price)

1. "B" should ask "A" to pay for the amount after inspection is completed and "A" should pay the amount to "B" within 30 days after receiving a bill of statement.
2. The amount of payment should be paid in cash at the point when "A" completed quality inspection, and the payment for service should be paid within one(1) month after provision of a service according to "A"'s request before operating equipment.
3. In case of force majeure including natural disasters, the payment of the price can be extended until the reason expires.
4. In case of paying the cost for the completed part, it should be paid in accordance with the provisions of item 1 referring to the contract quantity, prospect of performance, and period of performance.

Art. 7 (Ownership)

If "B" provides "A" with equipment in accordance with Art. 4, the ownership belongs to "A" and "B" acquires the bonds of purchased item from "A".

Art. 8 (Period of defect repair and maintenance)

1. "B" should repair defects for free within 12 months after inspection is completed.
2. Paid maintenance is performed by "B"'s notification one(1) month before the period of defect repair and maintenance is completed.

Art. 9 (Termination and cancellation of contract)

1. If "A" or "B" experiences one of the following items, the opposing party can cancel or terminate this contract.

1). If "A" or "B"'s issued promissory note and cheque is dishonored or suspended,

2). If "A" or "B" applies for (provisional) seizure, injunction, or auction or applies for company reorganization or insolvency,

2. If this contract is cancelled or terminated for the reasons attributable to "A", "A" should pay all the debts in cash immediately.

In this case, "B" can take necessary measures including equipment withdrawal and implementation of collateral anytime and "A" does not raise any civil and criminal objection.

3. If this contract is cancelled or terminated for the reasons attributable to "B", "A" can ask "B" to pay for the amount of equipment already paid anytime.

5. If the contract is cancelled or terminated and this causes the opposing party any damages, the party who is responsible for this damage should compensate for the actual amount of damages immediately.

Art. 10 (Scope of compensation for damages)

The scope of the total damages(including compensation of deferment, etc) that "B" should pay to "A" in accordance with the entire provisions of this contract cannot exceed the scope of 10% of the contracted price.

Both parties enter into an agreement like above, and to prove the existence of this contract, the parties

should draw up two copies of this contract before signing and sealing and then keep one copy in store by each party.

** Attachment: Product Supply Quotation

November 28, 2013

A

Name of Company : Korea Transport Network Express

Address: 11, Gukhoe-daero 68-gil, Yeongdeungpo-gu, Seoul, Korea

CEO: Sangdeok Lee

B

Name of Company : RadTek Co., Ltd (RadTek Inc.)

Address : 3F Taejoon B/D, 341-2, Jangdae-dong, Yuseong-gu, Daejeon, Korea

CEO: Kwanghyun Kim, Jaechan Kim

RadTek Radiation Technology

RadTek Co., Ltd. (RadTek Inc.)

3F Taejeon B/D, 341-2 Jangdae-dong, Yuseong-gu, Daejeon 305-308, Southe korea

Quotation

Quote date : Nov. 05, 2013 Quote No. :Q131105-01

To. : KTEX co., Ltd	From. : Jun-Young Yang TEL : 042-862-8778 FAX : 042-861-8779

The following Quotation

Total amount : FALSE (₩770,000,000 VAT included)

Delivery : 240 days after order Payment : payment after the installation is comlete	Place of delivery : Designated place Valid Quotation : 30 days

No.	Product	Quantity	Price	Quote	Remarks
	X-ray inspection equipment and total solutions for radiation detection				
1	Food Inspection System -FAX-620/HP equipment delivery	4	₩ 55,000,000	₩ 220,000,000	
2	Bagage Inspection System - SIS-4040 equipment delivery	4	₩ 70,000,000	₩ 280,000,000	
3	Radiation Detection Engineering Services - Consulting and design related to radiation detection	1	₩ 200,000,000	₩ 200,000,000	
	Value of supply			₩700,000,000	
	VAT			₩70,000,000	
	Total			₩770,000,000	

Detailed statement

Project : X-ray inspection equipment and total solutions for radiation detection

(Unit:won)

CODE	contant	Standard	Unit	Qnty	the cost of materials		personnel expenses		Remark
					Price	total	price	total	
	1. Food Inspection System		1			220,000,000			
	2. Baggage Inspection System		1			280,000,000			
	3. Radiation Detection Engineering Services		1					200,000,000	
	Total					500,000,000		200,000,000	
1. Food Inspection System						220,000,000			
1	Product Supply	FAX-620/HP/S X-ray Food Inspection System	EA	4	55,000,000	220,000,000			
		- X-ray power : Max. 210W (middle power Tube)							
		- High senstive X-ray Detector (0.4mm pitch)							
		- leakage X-ray current : below 10%							
		- scan speed : Max. 60m/min							
		- Conveyor W/H : 420/250 mm							
		- High Senstive algorithm							
		- Auto calibration							
		- USB port							
		- 17" Touch Screen Monitor							
		- PC (quad i5-2500, 4GB RAM, 500G HDD)							
		- os : WindowXP							
2. Baggage Inspection System						280,000,000			
1	Product Supply	SIS-4040 X-ray Baggage Inspection System	EA	4	70,000,000	280,000,000			
		Resolution : 1.5mm both vertical and horizontal							
		Penetration : 1.18" (30mm)							
		Contrast Sensitivity : 65535 gray level							
		Color							
		Dose : 0.1mR (typical per inspection)							
		Tunnel Size : 40" (1,000mm) wide X 40" (1,000mm) high							
		Manual Save : Windows Format Images							
		Power Requirements :							
		110-120 VAC, 50-60 Hz, 15 Amps max 220-240 VAC, 50-60 Hz, 10 Amps max							
		Weight : Under 1200kg							
		Voltage : 160 kVp							
		Tube Current : 1 mA							
		Beam Direction : Upward Vertically							
		Sensor Type : PIN Photodiode							
		Shape : L-Shaped Array							
		Communication : USB or LAN							
3. Consulting and Design related to radiation detection								200,000,000	
		Consulting and design subjected to application and operating radiation equipment	EA	1			200,000,000	200,000,000	